Summary of Significant Accounting Policies - Schedule of Intangible Assets (Details) - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
Issued patents
Gross carrying amount	$ 1,605,525	$ 1,585,894	$ 1,507,352
Less: accumulated amortization	(769,291)	(749,467)	(645,337)
Issued patents, net	836,234	836,427	862,015
Patents pending (not amortized)	1,159,540	1,155,196	1,110,815
Total intangible assets, net	$ 1,995,774	$ 1,991,623	$ 1,972,830